Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Desert Capital REIT, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2008	/s/Todd B. Parriott
Todd B. Parriott,
Chairman of the Board, Chief Executive Officer, President and Chief Investment Officer

May 15, 2008	/s/G. Steven Dawson
G. Steven Dawson,
Chief Financial Officer